                                 APPENDIX NO. 1
                                     TO THE
                      CONFIGURABLE POSTSCRIPT INTERPRETER
                             OEM LICENSE AGREEMENT
                                    BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                      AND
                       AMIABLE TECHNOLOGIES INCORPORATED

                        Effective Date: February 7, 1997

                 Name of CPSI Application: Intel-PC/NT Platform

This APPENDIX NO. 1 (the "Appendix") sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between Amiable Technologies Incorporated ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of February 7, 1997. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A. Description of CPSI Application:

      (1) Single Device Driver Version of the CPSI Application, PhotoPrint (or Remarketer's brand version), is the Intel-PC/NT version of Adobe Software that has been integrated with the OEM Application software as a raster image processor (RIP) server application with bundled drivers to drive various Designated Output Devices, but with the End User having the ability to choose to drive one type of Designated Output Device only.

      (2) Multiple Device Driver Version of the CPSI Application, PhotoPrint (or Remarketer's brand version), is the Intel-PC/NT version of Adobe Software that has been integrated with the OEM Application software as a raster image processor (RIP) server application with bundled drivers to drive various Designated Output Devices, and with the End User having the ability to drive any of the Designated Output Devices.

B. Description of Computer System:


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      (1) One Intel-PC or compatible workstation with Microsoft Windows based operating system software and a minimum of 16 megabytes of memory and 200 megabytes of local disk space.

      (2) One or more Designated Output Devices from the following set:

            (i) Wide-Format Devices       (ii) Low End Inkjet Devices
            Encad Nova jet Pro            HP Inkjet (SRP <$1000)
            Encad NovaCut                 Epson Inkjet (SRP <$1000)
            Calcomp ComJet                Canon Inkjet (SRP <$1000)
            HP 350C                       Apple Inkjet (SRP <$1000)
            HP 750C
            Roland CamJet
            Graphtek SignJet Pro
            Mutoh SpectraJet
            Epson StyleWriter Pro

OEM may use the CPSI Application to generate output from devices other than those listed in this paragraph only within OEM's internal development group and only for testing purposes within that group. New devices must be added to this Appendix by an addendum before OEM may install such devices for use with the CPSI Application outside the development group. If OEM wishes to add any other device, it must first submit such device to testing in accordance with Paragraph
3.8.1 ("OEM Testing") and supply Adobe with the testing results. Adobe will conduct a review of the test results in accordance with Paragraph 3.8.2 ("Adobe Certification") of the Agreement and will determine whether to accept such device for use with the CPSI Application or reject it pending further testing and verification under the provisions in Paragraph 3.8.2. If such additional device is accepted by Adobe as a Designated Output Device, Adobe will prepare an addendum to this Appendix and forward to OEM for execution. OEM shall authorize use of the CPSI Application to generate output only on devices that have been approved by Adobe in accordance with the provisions as described in this Section.

OEM shall use the same procedure set out in the above paragraph for adding new versions or revisions of its CPSI Application for its product line, and shall provide Adobe with test results run on the new version or revision with the output from an existing and approved Designated Output Device. OEM shall not begin distributing, or allow a Remarketer, if any, to begin distributing any new version or revision of its CPSI Application for its product line, as described in this Appendix, until the new version or revision has been accepted by Adobe in accordance with Paragraph 3.8.2 ("Adobe Certification") of the Agreement.

OEM may upgrade the Computer System to the latest version of both the hardware platform and the software platform supplied by manufacturer or a supplier that provides a compatible computer system after completion of Milestone #(12) in Section F ("Development Schedule and Testing Expectations") of this Appendix, provided that the upgraded Computer System is object code compatible with the original Computer System described in this Section B. In the event that incompatibilities are introduced by hardware


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or software vendor(s), OEM may notify Adobe of such incompatibilities. Adobe will assess these incompatibilities and, if necessary, OEM will upgrade the OEM-Loaned Equipment to the upgraded Computer System. Adobe will communicate the results of this assessment to the OEM. If agreed to by Adobe, upgrades to the Adobe Software made by Adobe at OEM's request for incompatibilities introduced outside of the Computer System described in this Section B, will be provided under the terms of a Continuing Support Agreement or at Adobe's current consulting rates and under applicable terms. OEM may not distribute an upgraded Computer System that is not object code compatible with the original Computer System without first submitting such upgrade to testing and acceptance in accordance with Paragraph 3.8 ("Testing") of the Agreement.

C. Licensed System: The Licensed System is comprised of the following components:

      o     The CPSI Application Object with software options supplied by OEM;
      o Coded Font Programs as described in Sections J and may optionally include those described in Section K herein; and
      o One Designated Output Device(s) as described in Section B(2) including any device drivers, cables, multiplexers, accelerator cards or image buffers necessary to make the Designated Output Device function. A Licensed System may drive two (2) or more Designated Output Devices provided that OEM shall pay Adobe the Licensed Use Royalty based on the Multiple Device Driver Version as described in Section I(3) and Schedule 2.

D. Adobe Development Environment:

The Adobe Development Environment is the specific computer environment in which Adobe has developed and tested the Adobe Software and which is defined below:

      (1) Hardware platform: One Intel-PC based workstation with a minimum of 16 megabytes of memory and 200 megabytes of local disk space.

      (2) Software platform: Windows NT [Win-32 based]

E. Adobe Deliverables:

      (1) Adobe Software: As described in Exhibit A ("Description of Adobe Software") to the Agreement and in the PostScript Language Reference Manual, Second Edition, printed in English by Addison-Wesley and current as of April 1991. See also the Adobe-supplied Configurable PostScript Interpreter Functional Specification. Adobe Software will be delivered on CD-ROM media.

      (2) Demonstration Program(s): The Demonstration Program(s) will be in "C" language source form and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe Software") of the


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Agreement to interpret PostScript language programs and produce raster output.
See also the Adobe-supplied Configurable PostScript Interpreter Functional Specification. The Demonstration Program(s) will be delivered with the Adobe Software.

      (3) Other Adobe-Supplied Software: None.

      (4) Documentation: The Documentation, as described below, will be delivered on CD-ROM media.

            a.    PostScript Language Addendum Template

            b.    CPSI Read Me First!

            c.    CPSI Demonstration Software Guide

            d. CPSI Developer's Guide Companion (includes Functional Specifications)

            e.    Supplement to the PostScript Language Reference Manual

All of the above specified Documentation is to be used internally solely for the purpose of developing a Licensed System and is to be treated as confidential information of Adobe and subject to Paragraph 2.1.7 ("Nondisclosure") of the Agreement. The PostScript Language Addendum Template supplied by Adobe hereunder is to be used by OEM solely as a guide for customizing and creating the PostScript Language Addendum for this Licensed System. The only Documentation which OEM is permitted to distribute to its End User customers is the PostScript Language Addendum with the content written by OEM and approved by Adobe.

      (5) Coded Font Programs: The Roman Initial Installation Coded Font Programs listed in Section J ("Roman Initial Installation Coded Font Programs") and the Roman Additional Coded Font Programs listed in Section K(1) ("Roman Additional Coded Font Programs") will be delivered on the Adobe Software distribution medium. The Coded Font Programs for Japanese Typefaces listed in Section K(2) ("Coded Font Programs for Japanese Typefaces") will be delivered on mutually agreeable distribution media.

      (6) PostScript Product Certification Test Suite: The PostScript Product Certification Test Suite with instructions will be provided to OEM to enable OEM to conduct and certify conformance testing in accordance with Paragraph 3.8 ("Testing") of the Agreement.


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F. Development Schedule and Testing Expectations:

Milestone Description                                 Schedule*

#(1) OEM returns the signed APPENDIX NO. 1 to         ASAP
Adobe and Adobe executes this Appendix.

#(2) (a) OEM pays Adobe the $50,000 Software          (a) Simultaneous with
License Fee described in Section H, and (b) OEM       #(1), and (b) shall be due
pays Adobe the $50,000 Advance Against Royalties      on January 30, 1997
described in Section I(1).

#(3) OEM accepts the Adobe-supplied Configurable      Simultaneous with #(1)
PostScript Interpreter Functional Specification as the functional description of the Adobe Software.

#(4) Adobe provides the Adobe Software and all        #(3) + 1 week
other Adobe Deliverables to OEM. (Note: No Adobe
Deliverables will be supplied to OEM prior to completion of #(1), (2) and (3) above.)

#(5) OEM and Adobe cooperatively conduct product      At least 1 month prior to
design review to (i) identify features or             #(9)
functionality reasonably expected by End Users of products incorporating Adobe PostScript technology; (ii) eliminate or modify product features anticipated to cause difficulty in implementation, product certification or normal use by an End User; (iii) agree upon a License
Management Mechanism and (iv) agree upon a color calibration methodology for each Designated Output
Device.

#(6) OEM provides to Adobe completed Software RIP     In accordance with
Development Checklist (attached as Schedule 1         Paragraph 3.8 ("Testing")
hereto) and a copy of draft PPD File in electronic    of the Agreement
form and the draft PostScript Language Addendum for review by Adobe.

#(7) Adobe provides OEM with the most current         #(6) + 2 weeks
version of the PostScript Product Certification
Test Suite and with a test plan indicating which files of the PostScript Product Certification Test
Suite need to be run and which require hardcopy print out.


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#(8) OEM notifies Adobe when it begins its testing    No earlier than #(9)
cycle with the PostScript Product Certification
Test Suite.

#(9) OEM provides Adobe with at least 30 days         30 days prior to delivery
advance written notice of the anticipated delivery    of OEM test results to
date of OEM test results to Adobe for review.         Adobe

#(10) OEM runs designated files from the              At OEM's discretion but
PostScript Product Certification Test Suite in        consistent with the
accordance with the Adobe-supplied test plan and      delivery date identified
provides OEM test results, the log files, the         in #(9)
final version of the PPD Files and the final version of the PostScript Language Addendum to Adobe.

#(11) Adobe performs certification. (Note: No         In accordance with
additional Adobe testing will be conducted unless     Paragraph 3.8.2 ("Adobe
Adobe requires further testing. Reference             Certification") of the
Paragraph 3.8.2 ("Adobe Certification") of the        Agreement
Agreement for payments due to Adobe for initial and subsequent retesting by Adobe.)

#(12) Adobe provides OEM with written                 In accordance with
certification of Licensed System prior to first       Paragraph 3.8.2 ("Adobe
commercial shipment.                                  Certification") of the
                                                      Agreement

      *For the purposes of determining milestone dates, Adobe is closed between December 15 and January 2 and milestone calculations must exclude these days.

In the event that OEM-Loaned Equipment is required to be provided to Adobe hereunder and fails and becomes unusable for the testing of the CPSI Application Object, Adobe will notify OEM by telephone, or fax, or e-mail within one (1) business day of that failure. OEM will use its best efforts to restore the OEM-Loaned Equipment to operational condition. If the OEM-Loaned Equipment becomes unusable for testing of the CPSI Application Object prior to completion of independent Adobe testing, Adobe will not be able to perform quality assurance testing in a timely manner during this period and the schedule will be deemed to have been extended by the number of days the OEM-Loaned Equipment was unavailable to Adobe for testing.

G. OEM-Loaned Equipment:

Adobe may require two (2) complete Licensed Systems, or access to such Licensed Systems as described in Section C of this Appendix. If such equipment is necessary, Adobe will give OEM sixty (60) days prior notice of such requirement. OEM will also provide an initial supply of consumables and make provision for additional required


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consumables and maintenance services for the OEM-Loaned Equipment during the term of this Appendix, including any required Computer System.

The OEM-Loaned Equipment is being supplied to Adobe for the purpose of testing the CPSI Application Object for use with the Licensed System and for testing and reference purposes when evaluating draft PPD Files and PostScript Language Addendum. Following Adobe testing and acceptance of the CPSI Application Object, and for as long as Adobe is providing testing, warranty or Continuing Support services, at Adobe's request OEM will replace the hardware and software comprising the OEM-Loaned Equipment with the most recent version thereof.

Terms and conditions related to the obligations of the parties concerning OEM-Loaned Equipment are set forth in Paragraph 3.4 ("OEM-Loaned Equipment and Related Materials") of the Agreement.

H. Software License Fee:

[Information redacted]##

I. Applicable Royalties:

      (1) Advance Against Royalties.

[Information redacted]##. This Advance Against Royalties is a non-refundable pre-payment of future royalties to be credited only against royalties due hereunder to Adobe for distribution or other disposal or use of Licensed Systems or Software Upgrades by OEM or its Subsidiaries through December 31, 1997. Thereafter, no portion of this fee shall be recoupable.

      (2) Royalties for Worldwide Distribution of Licensed Systems:

            a. Basis for Payments Hereunder. All royalties due to Adobe by OEM shall be paid in U.S. Dollars regardless of the location of the transaction or the type of currency used to consummate the transaction.

            b. When Royalties Are Earned. All royalties due hereunder shall be earned on the date OEM ships a Licensed System or Software Upgrade to its customers or upon the purchase of a license for a Licensed Use (as defined in Paragraph 1.19 ("Licensed Use") of the Agreement of the CPSI Application Object and Coded Font Programs by an End User.


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            c. Licensed Use Royalties. The Licensed Use Royalties for the CPSI
Application and for the Coded Font Programs described herein shall apply to all Licensed Systems, Software Upgrades and Coded Font Programs used internally by OEM or its Subsidiaries and to all Licensed Systems, Software Upgrades and Coded Font Programs sold, leased or otherwise disposed of by OEM or its Subsidiaries directly or indirectly to End Users. Royalties are calculated on a per Licensed Use basis and OEM shall ensure that it accounts for and pays royalties for each Licensed Use of the CPSI Application Object and Coded Font Programs. In addition, OEM shall ensure that only Licensed Systems installed by End Users who have purchased a Multiple Device Driver Version of the CPSI Application will have the capability to drive multiple Designated Output Devices.

            d. Method for Calculating the Average Suggested Retail Price for Designated Output Devices Described in Section B(2)(i) Above: Adobe recognizes that OEM may not have access to information regarding the model and status (whether new or existing) of the Designated Output Device in each Licensed System. As such, Adobe and OEM have agreed to use a specified weighted averaging of the suggested retail prices (hereinafter "Average SRP") for each of the Designated Output Devices listed in Section B(2)(i) ("Description of Computer System") above, and as further described in Schedule 2 ("Weighted Average SRP of Licensed Systems") herein.

OEM shall use the Average SRP, as described in Schedule 2, as the agreed price of the Designated Output Device component of the Licensed System when determining the Weighted Average SRP of a Licensed System to further calculate the Licensed Use royalties to be paid to Adobe for each distribution of a Licensed System hereunder. Such Licensed Use royalties are described in Section I(3) below. In the event that a new Designated Output Device is added to this Appendix by amendment (in accordance with the terms of Section B(2) above) the parties will mutually agree upon the specified weighted averaging of the suggested retail price of such new Designated Output Device component to be used when determining the Weighted Average SRP of the Licensed System.

The numerical basis for calculating the suggested retail price and specified weighted averaging, as set forth in Schedule 2, reflect mutually-agreed upon estimates. OEM and Adobe agree to review such estimates on an annual basis or when a new manufacturer's model of Designated Output Device is added to this Appendix and further agree, on a good faith basis, to make such adjustments in the aforementioned estimates to ensure accurate and correct reporting of all royalties. For the purpose of calculating royalties hereunder, the Average SRP for the Designated Output Device, cables and other required attachment hardware, and the additional software required to support the Designated Output Device, shall be used.

            e. Minimum Guarantee for Licensed Use Royalties for CPSI Application and Coded Font Programs. OEM guarantees Adobe a total aggregate royalty [information redacted]## during the twelve


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request for confidential treatment.


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month period beginning upon first commercial shipment (hereinafter "Initial
Guarantee Period"). The guaranteed payment of [information redacted]## Guarantee Period shall be apportioned equally over the four calendar quarters with the first quarterly payment of U.S. [information redacted]## to be due upon first commercial shipment. [Information redacted]## Against Royalties described in
Section I(1) above shall constitute the initial quarterly payment described in this Paragraph. The three subsequent [information redacted]## quarterly minimum payments for the Initial Guarantee Period shall be due in each of the following three quarters on the following dates: April 30, 1997; July 30, 1997; October 31, 1997. For the Initial Guarantee Period only, OEM shall be required to report but shall not pay any actual quarterly royalty payment that exceeds the quarterly guaranteed royalty of U.S. [information redacted]##. There will be no credit carried forward from quarter to quarter with respect to any portion of the minimum quarterly payments made by OEM during the Initial Guarantee Period.

Following the Initial Guarantee Period, OEM shall guarantee Adobe a total minimum of U.S. [information redacted]## of royalties described hereunder apportioned equally on a calendar quarter basis over a given twelve month period with payment due dates to occur at the end of the applicable calendar quarter of the then current year. Thereafter, on a quarterly basis, pursuant to Paragraph
7.5 ("Payment of Royalties") of the Agreement, OEM shall calculate the actual royalties owed Adobe hereunder and where the actual royalties exceed the quarterly minimum payment OEM shall pay Adobe, additionally to the guaranteed quarterly minimum, the difference between the actual and the guaranteed minimum royalties. Any amount paid by OEM in excess of the quarterly guaranteed minimum royalty shall be credited, but only towards the quarterly guaranteed minimum royalty due hereunder in any remaining quarter(s) of the then current annual period. No portion of a quarterly guaranteed minimum royalty payment shall be credited by OEM against future royalties owed to Adobe under the royalty provisions in this APPENDIX NO. 1 except as described in this Section I(2)e.

      (3) Licensed Use Royalty for CPSI Application:

            a. Roman Versions. OEM shall bundle the Roman Initial Installation Coded Font Programs identified in Section J below with each Licensed System distributed hereunder (a "Roman Version"). OEM may also distribute a Roman Version bundled with the Roman Additional Coded Font Programs, as identified in Section K(1) below.

For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under Section I(6) below) by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per Licensed Use Royalty based on the Weighted Average SRP of a Licensed System using the following method of royalty calculation:


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## The information contained in this portion of the agreement has been omitted
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            Weighted                   Per Licensed Use
            Average SRP of a           Royalty Based on
            Licensed System ("SRP")    % of SRP
            [Information redacted]##   [Information redacted]##
            [Information redacted]##   [Information redacted]##

            Example 1: OEM distributes a Single Device Driver Roman Version of a Licensed System under this Appendix with a Weighted Average SRP of the Licensed System of $8,571. OEM shall owe per Licensed Use royalties for the CPSI Application Object (not including the Licensed Use Royalty for Roman Additional Coded Font Programs) to Adobe as follows:

                Per Licensed Use Royalty = [Information redacted]##

            Example 2: OEM distributes a Multiple Device Driver Roman Version of a Licensed System under this Appendix with a Weighted Average SRP of the Licensed System of $14,286. OEM shall owe per Licensed Use royalties for the CPSI Application Object (not including the Licensed Use Royalty for Roman Additional Coded Font Programs) to Adobe as follows:

                Per Licensed Use Royalty = [Information redacted]##

            b. Japanese Versions. OEM agrees that with each Licensed System distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Section I(3)a above for Roman Versions. Additionally, OEM shall bundle at least the first two (2) Coded Font Programs for Japanese Typefaces identified in Section K(2)b. However, if the resolution of the Designated Output Device is greater than 1200 dpi, then OEM shall bundle at least the first five (5) Coded Font Programs for Japanese Typefaces identified in Section K(2)b of this Appendix No. 1. OEM may also distribute a Japanese Version bundled with more than five (5) Coded Font Programs for Japanese Typefaces in any of the configurations as specified in Section K(2)b ("List of Coded Font Programs for Japanese Typefaces") below.

OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed for use outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with the above paragraph.

For each Japanese Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall pay Adobe in accordance with the method of royalty calculations set forth in Section I(3)a above on a per Licensed Use royalty basis. OEM shall pay a separate royalty for the Roman Additional Coded Font Programs and the Coded Font Programs for Japanese Typefaces as described in Section I(5) ("Licensed Use Royalties for Coded Font Programs") below.


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(4) Software Upgrades. Where the parties determine that a Software Upgrade (as that term is defined in Paragraph 1.26 of the Agreement) improves the functional performance of the CPSI Application and/or Coded Font Programs and is therefore related to the CPSI Application, OEM shall pay Adobe a royalty on its Net Receipts from each CPSI related Software Upgrade, if any, [information redacted]##, plus the amounts due for any Coded Font Programs not already included in the unit being upgraded. Net Receipts means OEM's gross receipts (exclusive of amounts received for taxes, interest, finance charges, insurance, shipping and handling costs) from all distributions of Software Upgrades.

      The per Licensed Use Royalty for Coded Font Programs not previously included in the unit being upgraded shall be determined in accordance with
Section I(5) ("Licensed Use Royalties for Coded Font Programs") below for each Roman and Japanese Typeface which is part of the Software Upgrade. OEM may upgrade a Roman Version of a Licensed System to include Japanese Typefaces, as specified in Section K(2) below, but shall be precluded from licensing additional Japanese Typefaces as an aftermarket product for use with a Japanese Version of a Licensed System; provided, however, that additional Japanese Typefaces may be distributed with a Software Upgrade for use with an existing Japanese Version of a Licensed System.

            (5) Licensed Use Royalties for Coded Font Programs:

            a. Licensed Use Royalties for Roman Initial Installation Coded Font Programs. The seventeen (17) Roman Initial Installation Coded Font Programs specified in Section J of this Appendix and bundled with a Licensed System shall be royalty-free.

b. Licensed Use Royalties for Roman Additional Coded Font Programs. OEM shall pay a per Licensed Use Royalty of [information redacted]## per Typeface for the Roman Additional Coded Font Programs specified in Section K(1) of this Appendix which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System or distributed unbundled as part of a Software Upgrade.

            c. Licensed Use Royalties for Coded Font Programs for Japanese Typefaces. For the Coded Font Programs for Japanese Typefaces described in Section K(2)b ("Coded Font Programs for Japanese Typefaces") which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System, and subject to the font minimums described in Section I(3)b above, OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as specified below.

                  (i) Licensed Systems with Designated Output Devices which have a Maximum Resolution of <=1200 dpi. For Licensed Systems supporting a
Designated Output Device with a maximum resolution less than or equal to 1200 dpi, the per Typeface royalty


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for internal use or distribution of the Coded Font Programs for Japanese
Typefaces shall be calculated using the table below:

                 Licensed Use Royalties for Coded Font Programs for Japanese Typefaces for Designated Output Devices <= 1200 dpi

                        =========================================
                        Japanese         Royalty
                        Font Bundle      per Font
                        -----------------------------------------
                        2 Fonts          [Information redacted]##
                        -----------------------------------------
                        5 - 23 Fonts     [Information redacted]##
                        -----------------------------------------

                  (ii) Licensed Systems with Designated Output Devices that are Capable of >1200 dpi. For Licensed Systems with a Designated Output Device capable of >1200 dpi, the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the table below:

                 Licensed Use Royalties for Coded Font Programs for Japanese Typefaces for Designated Output Devices > 1200 dpi

                        =========================================
                        Japanese         Royalty
                        Font Bundle      per Font
                        -----------------------------------------
                        5 - 6 Fonts      [Information redacted]##
                        -----------------------------------------
                        7 - 11 Fonts     [Information redacted]##
                        -----------------------------------------
                        12 - 23 Fonts    [Information redacted]##
                        -----------------------------------------

      (6) Licensed Use Royalties for Internal Use:

Except for Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, OEM shall have no obligation to pay royalties to Adobe for up to [information redacted]## not for resale Licensed Uses (cumulating all uses) when dedicated solely to the following uses:

            a. Internal use by OEM for the purpose of adding proposed new Designated Output Devices or new features to existing Designated Output Devices, testing Licensed Systems or performing training with respect to Licensed Systems; or

            b. Internal use by OEM's Remarketers for the purpose of testing Licensed Systems or performing training or feature demonstrations with respect to Licensed Systems.

OEM agrees to limit the functionality of all Licensed Systems used internally (in accordance with Sections I(6)a and I(6)b above) in a manner mutually agreed upon between Adobe and OEM prior to OEM's first commercial shipment of any such Licensed System for internal use.

OEM shall pay Adobe the full Licensed Use royalties for the CPSI Application, except for such [information redacted]## royalty-free Licensed Uses, used internally by OEM


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(or OEM's Remarketers). OEM shall pay Adobe the full Licensed Use royalties for
Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, for each internal use by OEM or OEM's Remarketers.

J. Roman Initial Installation Coded Font Programs:

Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters where appropriate, for the following Roman Initial Installation Coded Font Programs:

Identifying
Trademark               Typeface        Trademark Owner
---------               --------        ---------------
Helvetica                               Linotype-Hell AG and/or its subsidiaries
Helvetica               Bold            Linotype-Hell AG and/or its subsidiaries
Helvetica               Oblique         Linotype-Hell AG and/or its subsidiaries
Helvetica               Bold Oblique    Linotype-Hell AG and/or its subsidiaries
Times                   Roman           Linotype-Hell AG and/or its subsidiaries
Times                   Bold            Linotype-Hell AG and/or its subsidiaries
Times                   Italic          Linotype-Hell AG and/or its subsidiaries
Times                   Bold Italic     Linotype-Hell AG and/or its subsidiaries
Symbol                                  (Public Domain)
Courier                                 (Public Domain)
Courier                 Bold            (Public Domain)
Courier                 Oblique         (Public Domain)
Courier                 Bold Oblique    (Public Domain)
Helvetica Narrow                        Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow        Bold            Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow        Oblique         Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow        Bold Oblique    Linotype-Hell AG and/or its subsidiaries

K. Additional Coded Font Programs:

      (1) Roman Additional Coded Font Programs:

Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed below.

Identifying
Trademark               Typeface        Trademark Owner
---------               --------        ---------------
ITC Avant Garde Gothic  Book            International Typeface Corporation
ITC Avant Garde Gothic  Book Oblique    International Typeface Corporation
ITC Avant Garde Gothic  Demi            International Typeface Corporation
ITC Avant Garde Gothic  Demi Oblique    International Typeface Corporation
ITC Bookman             Light           International Typeface Corporation
ITC Bookman             Light Italic    International Typeface Corporation
ITC Bookman             Demi            International Typeface Corporation
ITC Bookman             Demi Italic     International Typeface Corporation
New Century Schoolbook  Roman           Public Domain
New Century Schoolbook  Bold            Public Domain
New Century Schoolbook  Italic          Public Domain


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                           Amiable Technologies Inc.
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New Century Schoolbook  Bold Italic     Public Domain
ITC Zapf Chancery       Medium Italic   International Typeface Corporation
ITC Zapf Dingbats                       International Typeface Corporation
Palatino                Roman           Linotype-Hell AG and/or its subsidiaries
Palatino                Bold            Linotype-Hell AG and/or its subsidiaries
Palatino                Italic          Linotype-Hell AG and/or its subsidiaries
Palatino                Bold Italic     Linotype-Hell AG and/or its subsidiaries

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for the Roman Additional Coded Font Programs without additional charge, subject to availability. These Bitmap Fonts can only be used in conjunction with a Licensed System.

      (2) Coded Font Programs for Japanese Typefaces:

            a. Coded Font Programs for Japanese Typefaces - Font Formats: Adobe will provide, at OEM's request, the Coded Font Programs for Japanese Typefaces in the following font formats under the following terms:

                  (i) Original Composite Fonts ("OCF") Format: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS and EUC encodings of the JIS X 0208-1983 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's Kanji Glyph Collection and Glyph Sets Technical Note #5031, dated November 12, 1990, with the exception of generic characters listed therein, for the first fifteen (15) Coded Font Programs for Japanese Typefaces listed in Section K(2)b below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System, only in the configurations listed below. Adobe reserves the right to discontinue distribution and support of the OCF font format at its sole discretion. In the event that such OCF font format is discontinued by Adobe, Adobe will provide OEM with identical typefaces in the CID font format, as described below.

                  (ii) Character ID Fonts ("CID") Format: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's Adobe-Japan 1-2 Character Collection for CID-Keyed Fonts Technical Note #5078 dated October 4, 1994, for the twenty three (23) Coded Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System, only in the configurations listed in Section K(2)b below.

            b. List of Coded Font Programs for Japanese Typefaces: Adobe will provide the Coded Font Programs for Japanese Typefaces in the following configurations:


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                           Amiable Technologies Inc.

                  (i) The first two (2), as listed below; or

                  (ii) The first five (5), as listed below (for all Designated Output Devices >1200 dpi); or

                  (iii) For Japanese Typefaces in the OCF font format, the first five (5), as listed below, plus any number and combination of additional typefaces listed below, up to a total of fifteen (15) typefaces; or

                  (iv) For Japanese Typefaces in the CID font format, the first five (5), as listed below, plus any number and combination of additional typefaces listed below, up to a total of twenty three (23) typefaces.

                                                            CID Fonts
      Identifying Trademark   Trademark Owner                 Notes
      ---------------------   ---------------                 -----

      Ryumin Light KL         Morisawa & Company, Ltd.         1
      Gothic Medium BBB       Morisawa & Company, Ltd.         1
      Futo Min A1O1           Morisawa & Company, Ltd.         1
      Futo Go B101            Morisawa & Company, Ltd.         1
      Jun 101                 Morisawa & Company, Ltd.         2
      Midashi Min MA31        Morisawa & Company, Ltd.         1
      Midashi Go MB31         Morisawa & Company, Ltd.         1
      Shinsei Kaisho CBSK1    Morisawa & Company, Ltd.         2
      Ryumin Medium M-KL      Morisawa & Company, Ltd.         1
      Ryumin Bold B-KL        Morisawa & Company, Ltd.         1
      Ryumin Ultra U-KL       Morisawa & Company, Ltd.         1
      Shin Gothic L           Morisawa & Company, Ltd.         2
      Shin Gothic M           Morisawa & Company, Ltd.         2
      Shin Gothic B           Morisawa & Company, Ltd.         2
      Shin Gothic U           Morisawa & Company, Ltd.         2
      Jun 34                  Morisawa & Company, Ltd.      2 and 3
      Jun 501                 Morisawa & Company, Ltd.      2 and 3
      Gothic MB101 Bold       Morisawa & Company, Ltd.      2 and 3
      Gothic MB101 Heavy      Morisawa & Company, Ltd.      2 and 3
      Gothic MB101 Ultra      Morisawa & Company, Ltd.      2 and 3
      Ryumin Regular R-KL     Morisawa & Company, Ltd.      1 and 3
      Ryumin Heavy H-KL       Morisawa & Company, Ltd.      2 and 3
      Shin Gothic R           Morisawa & Company, Ltd.      2 and 3

      NOTE #1: Adobe Japan 1-2 Character Collection for CID-Keyed Fonts NOTE #2: Adobe Japan 1-1 Character Collection for CID-Keyed Fonts NOTE #3: Not available in OCF font format

Media: Encrypted and copy protected on CD ROM or magnetic media. Such Coded Font Programs for Japanese Typefaces will be distributed to End Users on mutually agreeable


1/21/97ljm                       APPENDIX NO. 1                               15
                           Amiable Technologies Inc.

distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. Special character set encodings are not provided.

OEM may not distribute additional Coded Font Programs for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing Licensed System from one Japanese font configuration to another Japanese font configuration. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces to a Japanese Version of a Licensed System that has been purchased by an End User, it may license additional aftermarket fonts in retail product versions directly from Adobe or Morisawa to provide to OEM's End Users.

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for all of the Coded Font Programs for Japanese Typefaces listed above in this Section K. OEM may distribute these Bitmap Fonts without additional charge provided that they are used only in conjunction with a Licensed System.

L. Protection Mechanisms:

      (1) Adobe and OEM shall mutually agree on a license management mechanism which OEM shall utilize as a copy protection device in each Licensed System distributed under this Appendix and as a way of ensuring that use of the CPSI Application Object and Coded Font Programs is limited to Licensed Uses.

      (2) OEM shall implement the os_serialnumber () library procedure to guarantee that it returns a unique 32 bit identifier for the Licensed System.

      (3) Adobe and OEM shall mutually agree upon a secure production method for the Japanese font copy-protection keys.

      (4) All Coded Font Programs for Japanese Typefaces bundled with each Licensed System shall be keyed to such Licensed System's unique 32 bit identifier.

M. Designated Representatives:

      (1) Technically qualified OEM representative to respond to information requested by Adobe:

      Yuan Chang                          Phone (610) 521-6300
      Amiable Technologies Inc.           Fax (610) 521-0111
      International Plaza Two
      Suite 625
      Philadelphia, PA 19113-1518


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                           Amiable Technologies Inc.

      (2) Technically qualified Adobe representative to respond to information requested by OEM:

      Frances Jim                               Phone (408) 536-2562
      Adobe System Incorporated                 Fax (408) 537-8011
      303 Almaden Blvd. (P-8)
      San Jose
      CA 95110-2704

      (3) Adobe Contract Representative:

      David Rees                                Phone (408) 536-2828
      Adobe Systems Incorporated                Fax (408) 537-8053
      303 Almaden Blvd. (P-10)
      San Jose
      CA 95110-2702

      (4) OEM Contract Representative:

      Jim Chang                                 Phone (610) 521-6300
      Amiable Technologies Inc.                 Fax (610) 521-0111
      International Plaza Two
      Suite 625
      Philadelphia, PA 19113-1518

      IN WITNESS WHEREOF, the parties have caused this APPENDIX NO. 1 to the Agreement to be signed by their duly authorized representatives.

ADOBE:                                         OEM:

ADOBE SYSTEMS INCORPORATED                     AMIABLE TECHNOLOGIES INCORPORATED


By: /s/ Frederick A. Schwedner                 By: /s/ Yuan Chang
    --------------------------------------         -----------------------------

Print                                          Print
Name: FREDERICK A. SCHWEDNER                   Name: Yuan Chang
      ------------------------------------           ---------------------------
      Sr. Vice President & General Manager
         Printing and Systems Division

Title:____________________________________     Title: Vice President
                                            --------------------------

Date: FEB 7 1997                               Date: 1/30/97
      ------------------------------------           ---------------------------


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                           Amiable Technologies Inc.

                                   Schedule 1

                       Software RIP Development Checklist


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                           Amiable Technologies Inc.
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Adobe Systems Incorporated                                          CPSI Product
                                                           Development Checklist
                                                                        05/08/95
--------------------------------------------------------------------------------

OEM: Amiable Technologies Inc.            Product/RIP name: Photo PRINT

--------------------------------------------------------------------------------
Purpose:

      This checklist is designed to assist OEMs in identifying areas of common errors and omissions during product development. Completing this carefully will also help ensure that a product will pass through the Adobe PostScript Product Certification process smoothly.

--------------------------------------------------------------------------------
Instructions.

      o Check each box after the topic has been reviewed and the corresponding development verified.

      o To the extent possible, questions require only a "Yes" or "No" answer. When a specific answer is expected for certification, it is underlined. Otherwise, either choice is valid. For example:

            "Does the serialnumber operator return a
            unique 32-bit identifier?                     |_| Yes |_| No"

      o     Complete this checklist carefully.

            Discuss with your OEM Support Engineer any items which are unclear. Do not mark any topic as "not applicable" without consulting your support engineer

      o If the desired product design does not include the capability of producing multiple pages of output from a given job or somehow restricts the PostScript language programs acceptable to the product (e.g. accepts only EPS files), the design must be discussed in detail with your OEM Support Engineer before submitting this checklist.

      o If there are any testing concerns regarding a particular output device, such as availability or other restrictions (e.g., expensive media), please attach a detailed description of these concerns for each output device to this checklist.

      o If there are any scheduling concerns regarding the priority of certifying output devices or priority in certifying a particular product configuration (e.g., certifying a Roman version of the RIP before a Japanese version), please attach a detailed description of these concerns to this checklist.

      o To begin the certification process, send to your assigned Adobe Project Manager the completed checklist along with all other required documentation (see the Deliverables section, page 12). Adobe QA will use this information to develop a product certification test plan. Incomplete paperwork will be returned to you for proper completion before the certification process can begin.

      Note: "User" refers to someone using a publishing application to generate a PostScript language program which is delivered to the RIP and "Operator" refers to someone who manages the operation of the RIP.

--------------------------------------------------------------------------------
Checklist completion sign-off:

      The completion of the checklist must be acknowledged by the responsible individuals identified below:

      o     OEM engineering manager:      /s/ Yu-Chung Chu        Date: 1- 31-97
                                          ----------------              --------

      o     OEM QA manager:               /s/ Chang Yuan          Date: 1-31-97
                                          ----------------              --------

Have you reviewed this checklist with your
Adobe OEM Support Engineer?                             |_| Yes |X| No


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  1

--------------------------------------------------------------------------------
General product information:

Has this RIP been previously certified by Adobe QA?             |_| Yes   |X| No
If "Yes:"
      What was the completion date for certification?           ________________
      What was the version of the Adobe Certification Test
      Suites used?                                              ________________
      What was the CPSI version and revision?                   ________________
      Does the upgrade include changes to the setpagedevice
      code?                                                     |_| Yes   |_| No
      Does the upgrade include changes to the engine driver
      code?                                                     |_| Yes   |_| No
      Does the upgrade include any added or removed product
      features?                                                 |_| Yes   |_| No
      Does the upgrade include OEM specific bug fixes?          |_| Yes   |_| No
      Does the product support additional marking engines
      not included in the previous certification?               |_| Yes   |_| No

      If any of the above questions were answered "Yes," please detail the changes in a separate document and attach to this checklist.

      Is this an upgrade to the version and/or revision of
      the CPSI library?                                         |_| Yes   |_| No
      If "Yes:"
            What is the CPSI version and revision?              ________________
            If this is the only change to the product, please fill out the next section, "Output device." The rest of the checklist, with the exception of the PPD section on page 12, can be skipped.

      Is the product a Photoshop Plug-in?                       |_| Yes   |X| No
      If "Yes:"
            Does the plug-in have the feature of previewing
            a specific page from a multiple-page test file?     |_| Yes   |_| No
            The plug-in product must be supplied to Adobe QA and have the ability to support multiple pages.

      Does the product generate output to a file in a
      specific File Format?                                     |X| Yes   |_| No
      If "Yes:"
            What is the generated file format? Photo PRINT format
                                               ---------------------------------
            Is there a utility/application that can preview
            the test file?                                      |X| Yes   |_| No
            If "Yes:"
                  Does the utility/application have the
                  feature of previewing a specific page from
                  a multiple-page test file?                    |X| Yes   |_| No
                  The preview utility must be supplied to
                  Adobe QA and have the ability to support multiple pages.


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  2

--------------------------------------------------------------------------------
Output device:

      Does this product generate output directly on at least
      one specific output device?                               |_| Yes |X| No
      If "Yes:"
            How many distinct output devices are supported?____________________ Complete a copy of the rest of this section for a representative device from each class of output devices. A separate file, outdev.pdf, has been provided along with checklist.pdf. This file contains only the "Output device" and "PostScript Printer Description (PPD) file(s)" sections.
            Consult with your OEM Support Engineer for help in selecting the representative devices.

      If "No," explain CPST generates a true color Bitmap
            What output device will be used for hard copy test output?

      Device model(s)/name(s):________________________

      Have you attached the output from the SPR procedure for
      the RIP configured for this device?                       |_| Yes |_| No
            (Execute "/SPR /ProcSet findresource /SPR get exec" to send the information to the back-channel.)

      Device marking technology:

            |_| Xerography (write black)
            |_| Dye sublimation
            |_| Photographic (imagesetter)
            |_| Xerography (write white)
            |_| Thermal
            |_| Photographic (slides, microfilm)
            |_| Ink jet
            |_| Electrostatic
            |_| Engraving
            |_| Other:__________________________

      Halftoning (screening) technology:

            |_| Rational Tangent Screens (language default)
            |_| Adobe Brilliant Screens
            |_| Adobe Accurate Screens
            |_| Custom threshold arrays: |_| Type 3 |_| Type 6
            |_| Other____________________________

      Raster image attributes:

            Colorants:      |_| Black |X| RGB |_| CMY |_| CMYK |_| Other:_____
            Bits per color: Halftone: |_| 1 |_| 2 |_| 4
                            Contone:  |X| 8 |_| 10
            Type of device:           |_| Frame |_| Band
            Pixel color components:   |X| Interleaved in pixel
                                      |_| Separated planes |_| Other____________
            Pixel order in memory:    |_| Big endian |X| Little endian
                                      |_| Other_________________
            Resolution(s):            |_| Fixed |X| Continuous range
                                      Min.: 1 x 1 dpi Max.: 3000 x 3000 dpi
                                      List all other fixed resolutions:_________
                                      __________________________________________
            Exclusive combinations:   |X| None |_| List:________________________

      Media
            Page size choices:      |X| Fixed sizes |_| Any size (variable)
            If Any size (variable): Maximum size: Width:________ Height:________
                                    Minimum size: Width:________ Height:________
                                    Please list size in PostScript default user
                                    space units.
            Default page size:      |X| Letter |_| Other:


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  3

            Supported compatibility ops: |_| None |X| List [name & PS
            dimension]:
            letter
            --------------------------------------------------------------------

            --------------------------------------------------------------------
            Other supported page sizes not included
            under compatibility ops:                  |_| None |X| List by name:
            Letter
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            Types:                   |_| Paper |_| Glossy |_| Transparency
                                     |X| Other: n/a
            Source(s):               |_| Trays (number:___)  |_| Manual feed
                                     |_| Roll |X| Other: n/a
            Default media input: n/a |_| Short-edge feed |_| Long-edge feed
            Page imaging:            |X| Once started, cannot be stopped
                                     |_| Can be stopped and restarted
            Speed                    Monochrome: _______ per minute.
                                     Color: 7 per minute.

            Is the graphics state changed when a particular media
            type is chosen?                                     |_| Yes |X| No
            If "Yes," please identify media/graphics state combinations:________
            ____________________________________________________________________

            Is the resolution changed when a particular media
            size is chosen?                                     |_| Yes |X| No

            If "Yes," please identify media/resolution combinations:____________
            ____________________________________________________________________

      Is the raster image modified in any way after it has been generated by the PostScript interpreter? |X| Yes |_| No
      If "Yes," what modifications are made?
            Black generation, undercolor removal? |_| No |X| Yes:_______________ Other color conversion/adjustment? |_| No |X| Yes:_______________
            Halftoning?                           |_| No |X| Yes:_______________
            Compression or other encoding?        |X| No |_| Yes:_______________
            Other?                                |X| No |_| Yes:_______________

--------------------------------------------------------------------------------
Minimum acceptable hardware platform for product:

      Processor:        |_| Manufacturer:______ |_| Model: 486+
                        |_| Clock:___________ MHz
      Bit/byte order:   |_| Big endian |_| Little endian |_| Other:_____________
      Floating point:   |_| Hardware standard |_| Hardware optional
                        |_| Software only
      Minimum memory:   16Mb Minimum disk: 2C Mb
      ASICs/PixelBurst: |_| Adobe: ____________ |_| Other:_______________
      Peripherals:      |_| 3.5" floppy |_| 1/4" tape |_| DAT tape
                        |X| Other: CD - ROM
      Packaging:        |_| Full workstation |_| Software only
                        |_| Embedded controller
                        |_| Other:_______________

--------------------------------------------------------------------------------
Software platform:

      Operating system:    Win 95 or NT Version/Vendor:_________________________

      Filesystem:          __________________________________ NFS: |_| Yes |_|No

      Compiler:            ______________ Version: _________ ANSI: |_| Yes |_|No

      Interpreter version: 2017           Revision: 108

      os_procedures you implement: |_| os_buildtime |_| Other:__________________

      os_serialnumber()
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  4

--------------------------------------------------------------------------------
General RIP operation:

      Does the end user explicitly launch the RIP
      application to process a job?                             |_| Yes   |X| No
      Is the RIP application launched automatically by the
      system?                                                   |_| Yes   |X| No
      Is the PostScript interpreter killed after each job?      |X| Yes   |_| No
      If "Yes," special arrangements must be made with your Adobe Project Manager for product certification. Adobe strongly recommends against this for performance reasons. Most PostScript products leave the interpreter running to process a series of jobs.

      Can the PIP accept all files containing color
      information?                                              |X| Yes   |_| No
      If "No," explain how the RIP deals with files containing color information:

Test tools and back-channel log:

      Can an end user deliver programs (via scripts) to the
      product with PSTool?                                      |_| Yes |X| No
      If "No," what tool will be used for this purpose? Open File dialog Box
            Please contact your Adobe Project Manager immediately if PSTool cannot be used.
            Certification test scripts require a tool with functionality similar to PSTool.

      The product must provide a mechanism for recording the output from the CPSIOutput and CPS/Error call-back procedures so that results of tests that do not need to consume output media can be reviewed. PSTool can log the back-channel if it is connected directly to the interpreter.

      Can the message output from the interpreter be
      captured on disk?                                         |X|Yes |_|No
      If output is written to a log file, are all subsequent
      messages concatenated?                                    |X|Yes |_|No

      Where is the message output from the interpreter saved? A working directory

------------------------------------------------------------
Font support:

      FontType 42 support: |X| Yes |_| No
      Roman:    |X| Number: 13 |_| Helvetica Narrow |_| Helvetica Condensed
      Japanese: |_| 2 |_| 5 |_| 7 |_| 12 |_| 15 |_| Heisei Min/Go
                |_| Other: ___________ |_| None
      If Japanese fonts are supported: Font technology: |_| OCF |_| CID

------------------------------------------------------------
Document processing:

      Are PostScript jobs stored by a spooler before being
      interpreted?                                              |_| Yes   |X| No
      Can jobs be forced to execute in the order in which
      they are received?                                        |X| Yes   |_| No
      Can the operator examine jobs which have failed?          |X| Yes   |_| No
      Does the product accept jobs containing multiple
      pages?                                                    |X| Yes   |_| No
      If "No," please notify your Adobe Project Manager
      immediately to avoid potentially long delays in
      certifying the product due to the need for special
      test file preparation.
            Does the product restrict single-page jobs to
            conforming EPS files?                               |_| Yes   |X| No
            If "Yes," does the product conform to the latest
            EPS specification for binary preview information?   |X| Yes   |_| No


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  5

            Are there any restrictions on single-page files
            beyond EPS conformance?                             |_| Yes   |X| No
            If "Yes," please explain:___________________________

      Does the product provide a page imposition capability? |X| Yes |_| No Is the PostScript processed before it is delivered to
      the interpreter?                                          |X| Yes   |_| No
      If "Yes:"
            Are document structuring convention comments
            extracted and processed?                            |X| Yes   |_| No
            Are DSC comments parsed in files without
            "%!PS-Adobe-x.y"?                                   |_| Yes   |X| No
            Are DSC comments left in the job if not acted
            upon directly?                                      |X| Yes   |_| No
               There are some applications which do not
               properly conform to the DSC specification by
               assuming the presence of comments and consuming
               them from the data stream!
            Is the order of pages ever modified?                |_| Yes   |X| No
            Are low resolution images replaced by high
            resolution image data?                              |_| Yes   |X| No
            Is the image replacement guided by the OPI
            comment convention?                                 |_| Yes   |X| No

            Any other processing of the job? No

--------------------------------------------------------------------------------
PostScript program source for interpreter:

      Are PostScript programs read by the RIP directly from
      a disk file?                                              |X| Yes   |_| No
      Are PostScript programs read by the PIP directly from
      a network connection?                                     |_| Yes   |X| No
      Are PostScript programs read from shared memory?          |_| Yes   |X| No

--------------------------------------------------------------------------------
Raster image marking:

      Is the raster image transferred directly from memory
      to the device?                                            |X| Yes   |_| No
      Is the raster image written to a disk file before
      being sent to the device?                                 |X| Yes   |_| No

--------------------------------------------------------------------------------
Job workflow:

      Please summarize the overall job workflow from the user's application which generates PostScript programs to final media, even though some related questions may have been answered above. Attach a diagram if necessary. For example: "The print command in application sends the job to the spooler. The spooler connects to the RIP and sends the job to it. The RIP generates a raster image file on disk then a background process transfers the raster image to the imagesetter."

            The user can import postscript files into their drawings. The application launches CPSI to generate a low resolution thumbnail image. This is what the user will see on his/her screen. The user can position, resize, and mask this object. When the user goes to RIP, CPSI is run again to generate a high resolution image (based on the resolution of the output device). This larger image is generated in bands. Multiple postscript files are permitted in the drawing, which will cause CPSI to be launched once for each postscript object during RIP.

      What client(s) will be used for the purposes of certification? ___________


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  6

--------------------------------------------------------------------------------
User interface:

      Does the product have a user interface with which an
      operator can interact?                                    |X| Yes   |_| No
      If "Yes:"
            Does the user interface report the current
            status of the RIP?                                  |X| Yes   |_| No
            Does the user interface report the progress of
            the current job?                                    |X| Yes   |_| No
            Can the operator shut down the RIP from the user
            interface?                                          |X| Yes   |_| No

--------------------------------------------------------------------------------
Communication facilities:

      Can the product receive jobs via AppleTalk?               |_| Yes   |X| No
      If "Yes:"
            Is the end of the job indicated exclusively be
            the end-of-file packet flag?                        |_| Yes   |_| No
                  Under no circumstances may the product
                  depend on the DSC comment "%%EOF" to
                  indicate the end of a job.
            Does the product correctly process
            one-packet jobs?                                    |_| Yes   |_| No
                  To test this, send jobs with a single
                  command or character.
      Can the product receive jobs via a serial connection?     |_| Yes   |X| No
      Can the product receive jobs via a parallel/centronics
      connection?                                               |_| Yes   |X| No
      Can the product receive jobs via the Unix "lpr"
      command?                                                  |_| Yes   |X| No
      List other communication paths via which the interpreter can accept jobs:

            ___________________________________________________

      Can the user interrupt jobs which the interpreter has
      begun to execute?                                         |X| Yes   |_| No
      Is the interpreter killed if a job is interrupted?        |X| Yes   |_| No

--------------------------------------------------------------------------------
setpagedevice features:

      Have you chosen which setpagedevice keys from the
      Addendum to support?                                      |X| Yes   |_| No
      If a mandatory setpagedevice key is used, is the
      feature set as requested?                                 |X| Yes   |_| No
      If an optional setpagedevice key is used, is the
      feature set as requested?                                 |X| Yes   |_| No
      Have you received from Adobe assigned types for each
      "Details" dictionary?                                     |X| Yes   |_| No
            If the product uses setpagedevice "Details"
            dictionaries, such as DeviceRenderingInfo,
            FaxOptions, FoldDetails, etc., an explicit /Type
            must be assigned and the keys approved by Adobe.
      Does your product code perform media matching instead
      of CPSI?                                                  |X| Yes   |_| No
      Is /InputAttributes null? (If so, why?)__________________ |_| Yes   |X| No
      Is the raster image discarded when "/OutputPage false"
      is specified?                                             |_| Yes   |X| No
      For roll-fed devices, are /Orientation and /PageOffset
      fully implemented?                                        |_| Yes   |X| No
            Note that setpageparams, pageparams, and setpage
            Level 1 compatibility operators must be
            undefined unless both /Orientation and
            /Pageoffset keys are implemented.
      Have you selected the setpagedevice policy for each
      supported key?                                            |X| Yes   |_| No
      Have you selected an /Install procedure?                  |X| Yes   |_| No
      Have you installed /BeginPage and/or /EndPage
      procedures?                                               |X| Yes   |_| No
      Are multiple copies produced as specified by #copies
      and /NumCopies?                                           |_| Yes   |X| No
      If "No," please explain:_________________________________
            A PostScript job always follows the settings of the including PhotoPRINT job


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  7

      Does the copypage operator work as defined by the PLRM
      (Red Book)?                                               |X| Yes   |_| No
      If "No," please explain:_________________________________
      Have you chosen to support /ManualFeed?                   |X| Yes   |_| No
      Are undefined pixels at the end of the scan line
      ignored/masked?                                           |X| Yes   |_| No
            When the requested raster image width is not a multiple of 32 bits then (a) round it up, (b) ensure that only the exact number of pixels is delivered to the output device, or (c) clear out the buffer beyond the end of the raster image width up to the 32-bit boundary. Otherwise there will be a strip of uninitialized data along the right edge of the raster image.

--------------------------------------------------------------------------------
CPSI data structures:

      Is each field of the CPSIParameters data structure
      initialized explicitly?                                   |X| Yes   |_| No
      Is each field of the CPSIConfiguration data structure
      initialized explicitly?                                   |X| Yes   |_| No
      Have you had your Adobe OEM Support Engineer examine
      these structures?                                         |_| Yes   |X| No

--------------------------------------------------------------------------------
Device parameters.

      Does each implemented parameter set match its Addendum
      description?                                              |X| Yes   |_| No
      Can each implemented parameter be read and written as
      specified?                                                |X| Yes   |_| No

--------------------------------------------------------------------------------
Tuning:

      Output quality:
            Have you selected a DefaultHalftone for each
            halftoning device?                                  |X| Yes   |_| No
                  (/DefaultHalftone << ... >> /Halftone
                  defineresource pop)
            Have you selected transfer functions for each
            colorant to linearize output?                       |X| Yes   |_| No
                  (settransfer, setcolortransfer)
            Have you selected a black generation function?      |X| Yes   |_| No
                  The function can be included in the
                  ColorRendering dictionary as a
                  currentblackgeneration procedure which
                  will be executed by the default
                  setpagedevice /Install procedure (see
                  imagesettercrd.ps for an example).
            Have you selected an under-color removal
            function?                                           |X| Yes   |_| No
            Have you acquired a device-specific
            DefaultColorRendering?                              |_| Yes   |X| No
            Does the product support any other CRDs?            |X| Yes   |_| No
            If "Yes," list each CRD and when the CRD is
            invoked:
            Default, Monochrome, Apple Moniter
            ---------------------------------------------------

      Performance:
            Have you selected an optimal band height (for
            band devices only)?                                 |X| Yes   |_| No
                  The band height may be changed as needed
                  for different page size/resolution
                  combinations.
            Have you selected optimal values for
            MaxSourceList and MaxDisplayList?                   |X| Yes   |_| No
            Have you selected an optimal value for
            MaxFontCache for Roman fonts?                       |_| Yes   |X| No
            Have you selected an optimal value for
            MaxFontCache for Japanese fonts?                    |_| Yes   |X| No
            Have you selected optimal values for
            MaxFormCache, MaxPattemCache?                       |_| Yes   |X| No
            Are you satisfied with the performance of your
            product?                                            |_| Yes   |X| No


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  8

--------------------------------------------------------------------------------
Startup job:

      After completing "Tuning," check that the startup job does the following for each output device:

      Selects the GenericResourceDir and
      FontResourceDirsystem parameters?                         |_| Yes   |X| No
      Establishes the DefaultHalftone for the output device? |X| Yes |_| No Establishes the DefaultColorRendering for the output
      device?                                                   |X| Yes   |_| No
      undef's the unsupported media size operators?             |X| Yes   |_| No
      undef's the unsupported media tray operators?             |X| Yes   |_| No
      undef's the unsupported compatibility (statusdict)
      operators?                                                |X| Yes   |_| No
      undef's unwanted definitions from userdict?               |X| Yes   |_| No
      Defines the /Printer/OutputDevice resource?               |X| Yes   |_| No
            The resource definition must accurately reflect
            the ranges of values or discrete values for the
            /PageSize and /HWResolution keys in order for
            the QA test suites to execute correctly.
      Defines the procedures to ignore CTRL-D and CTRL-Z
      characters?                                               |X| Yes   |_| No
      Defines a /SubstituteFont procedure in $error?            |X| Yes   |_| No
      Can access the substitute font?                           |X| Yes   |_| No
      Executes Sys/Start or the /initialize procedure from
      the Kanji ProcSet?                                        |_| Yes   |X| No
      Pre-loads the most commonly used set of fonts?            |_| Yes   |X| No
            Fonts which are not pre-loaded are re-loaded on
            demand by findfont for each job and possibly for
            each page if the job does not pre-load its
            fonts.
            The rasterized characters will remain in the
            font cache.
      Prints a start page, if required, based on the
      DoStartPage system parameter?                             |_| Yes   |X| No
      Sets minimum system parameter values to override
      persistant values?                                        |_| Yes   |X| No
      Defines or checks the accessibility of
      product-specific ProcSet(s)?                              |_| Yes   |X| No
      No longer contains the debugging definitions of
      showpage and findfont?                                    |X| Yes   |_| No
      No longer contains the "REMINDER" procedure?              |X| Yes   |_| No
      Prints desired messages (%%[ Startup job ]%%, %%
      [HWOption: ...]%%)?                                       |X| Yes   |_| No

      Are any standard operator/procedure definitions
      over-ridden in the product?                               |_| Yes   |X| No
      If "Yes," please provide both a rationale and a description of the re-definitions so that the impact on product certification can be assessed.

--------------------------------------------------------------------------------
License management:

      Use of the CPSI Application must be restricted to those instances for which the corresponding licenses have been obtained.

      Does the License Management Mechanism match executions
      to licenses?                                              |X| Yes   |_| No
      Does the serialnumber operator return a unique 32-bit
      identifier?                                               |X| Yes   |_| No
            Products which will support Japanese fonts must
            implement the os_serialnumber() runtime
            procedure so that the serialnumber PostScript
            operator delivers a unique serial number for
            each instance of the product.
      Have you checked that the application cannot be
      executed without a license?                               |X| Yes   |_| No
            Please summarize the method used:__________________
            ___________________________________________________
      Can a user obtain a replacement license if the
      mechanism fails?                                          |X| Yes   |_| No


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                  9

--------------------------------------------------------------------------------
Resource installation and management:

      The product and its documentation must support the installation of additional resources.

      Is the PostScript file system emulation enabled?          |X| Yes   |_| No
      Are the tools provided for a user to obtain and
      install Roman fonts?                                      |_| Yes   |X| No
      Are the tools provided for a user to obtain and
      install Japanese fonts?                                   |_| Yes   |X| No
      Are the tools provided for a user to obtain and
      install Forms, Patterns, etc.?                            |_| Yes   |X| No

--------------------------------------------------------------------------------
Functionality check:

      Check the following items prior to submitting the product for certification.

      o     Media selection.

            |X|   Check that each supported tray can be selected.
            |X|   Check that each supported media size can be selected.
            |X|   Check that each supported media type can be selected.
            |X|   Check that each supported media weight can be selected.

      o     Error handling.
      n/a   |_|   Induce media jams on entry and ensure product continues.
      n/a   |_|   Induce media jams on exit and ensure product continues.
            |X|   Cancel jobs at each stage of processing (initializing,
                  processing, printing).

      |X| Enumerate resources accessible in each category at installation time.
      |X| Check that new resources can be created from the interpreter and that they will persist across jobs.

  n/a |_|   Check that /NumCopies key properly produces the specified number of page copies.
  n/a |_|   Check that /#copies userdict variable properly produces the specified number of page copies.
      |X|   Check that copypage operator work as defined by the PLRM (Red Book)?

  n/a |_| For CMY/CMYK devices check that RGB colors are rendered appropriately.
  n/a |_| Check that the product continues to work correctly when a new job begins to arrive before the previous one completes its output.

      o The PostScript Engineering Tests listed below are provided as part of the CPSI SDK. These tests are designed to help in development of the product and should be run successfully before attempting product certification. The Seybold Benchmarks and Seybold Color Screening Tests are general tests that may be purchased from Seybold at 1-800-565-2480. Do not send the output from these test files to Adobe. The output is for your information only.

--------------------------------------------------------------------------------
Engineering Tests              Seybold
--------------------------------------------------------------------------------
|X| edts001.ps |X| edts008.ps  Benchmarks:             |_| Musicians (4 seps)
|X| edts002.ps |X| edts009.ps  |_| ColorBrochure       |_| ReportWithPix (3 pg.)
|X| edts003.ps |_| edts010.ps  |_| DKRealBook (24 pg.) |_| Trout (4 seps)
|X| edts004.ps |_| edts011.ps  |_| LTFrontPage         |_| Ultibook (13 pg.)
|X| edts005.ps |_| edts012.ps  |_| MTClassPage
|X| edts006.ps |_| edts013.ps
|X| edts007.ps |X| edts014.ps  Color Screening Tests:
                               |_| 133 Page   |_| 150 Page   |_| 175 Page
--------------------------------------------------------------------------------

      |_| Repeat these tests for each supported resolution using one communication path.
      |_| Repeat these tests for each supported communication path at lowest resolution.


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                 10

--------------------------------------------------------------------------------
Documentation:

      PostScript Language Reference Manual Addendum:
            Have you clearly marked the editorial changes in
            the Addendum template?                              |X| Yes   |_| No
            Do you have a plan for making the Addendum
            available to developers?                            |X| Yes   |_| No
                  Document formatting/style need not match
                  the addendum template.
            Will you publish information on any non-standard
            PostScript commands?                                |_| Yes   |X| No
                  Adobe recommends that you make such
                  information available to third-parties who may wish to support your product's compatibility operators, or additional
                  PostScript commands and ProcSets that you may have created for your product.

--------------------------------------------------------------------------------
PostScript Printer Description (PPD) file(s):

      PPD(s):
            Is a PPD file applicable to this product?           |_| Yes   |X| No
            If "Yes," is the PPD file final for each output
            device?                                             |_| Yes   |_| No
            If "No," when is the expected completion date:_____
            ______________
            If Japanese fonts are supported, will there be
            two separate PPD files for each output device
            (e.g.. one PPD for Roman only and a second for
            both Roman and Kanji combined)?                     |_| Yes   |_| No
                                                                |_|n/a
            How many PPD files will be delivered with this
            product? _________________
            Is each PPD entry consistent with the startup
            job and CPSIConfiguration?                          |_| Yes   |_| No

      The following items are required for each PPD supplied:

      |_|   First line is "PPD-Adobe-x.y" "x.y" is the latest
            PPD specification version
      |_|   *ModelName unique across all PPDs.
      |_|   *NickName unique across all PPDs.
      |_|   *NickName, *ShortNickName less than 32
            characters
      |_|   All necessary UIConstraints reversed?

      Main required keywords:

      |_|   *Product                |_|   *Form Version
      |_|   *FileVersion            |_|   *LanguageEncoding
      |_|   *PC FileName            |_|   *PSVersion
      |_|   *ModelName              |_|   *NickName

      Media Handling keywords required for each page size:

      |_|   *PageSize               |_|   *PageRegion
      |_|   *ImageableArea          |_|   *PaperDimension

      The following items should be checked in each PPD supplied:

      |_|   Translation strings for media same in all
            entries?
      |_|   Paper dimensions in PPD same as in Addendum?
      |_|   ImageableAreas within BBox?
      |_|   Query code present for keywords?
      |_|   Error and status messages included?
      |_|   All PostScript code in PPD tested?
      |_|   PPD tested with Macintosh PS Printer Driver?
      |_|   PPD tested with Windows PS Printer Driver?


--------------------------------------------------------------------------------
Adobe Systems Incorporated, 1585 Charleston Road, P. 0. Box 7900, Mountain View,
CA 94039-7900                                                                 11